SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.)

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FRANKLIN TEMPLETON LIMITED DURATION INCOME FUND

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FRANKLIN TEMPLETON LIMITED DURATION INCOME FUND

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[GRAPHIC OMITTED]

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting of Franklin Templeton Limited Duration Income Trust (the “Fund”) scheduled for Thursday, September 20, 2012 at 2:00 p.m., Pacific time. These materials discuss the proposal to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR  the election of the nominees to the position of Trustee (the “Proposal”).

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the meeting or later changing your vote prior to its being cast.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

NOTICE OF 2012 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Templeton Limited Duration Income Trust (the “Fund”) will be held at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, on Thursday, September 20, 2012, at 2:00 p.m., Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following Proposal:

•         The election of Charles B. Johnson, J. Michael Luttig and Frank A. Olson as Trustees of the Fund, to hold office for the terms specified.

The Board of Trustees has fixed July 20, 2012, as the record date for the determination of shareholders entitled to vote at the Meeting.

                              By Order of the Board of Trustees,

                              /s/ Karen L. Skidmore

                              Karen L. Skidmore

                              Vice President and Secretary

San Mateo, California

Dated: August 22, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON SEPTEMBER 20, 2012.

The Fund’s Notice of 2012 Annual Shareholders’ Meeting, Proxy Statement and form of Proxy are available on the Internet at www.proxyonline.us/docs/ftf.pdf . The form of proxy on the Internet site cannot be used to cast your vote.

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

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FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

PROXY STATEMENT

 INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Franklin Templeton Limited Duration Income Trust (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), have requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on July 20, 2012, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each common share of beneficial interest, without par value (the “Common Shares”) and each Auction Rate Preferred Share, $25,000 liquidation preference per share (the “Preferred Shares”), of record is entitled to one vote, and each fractional Common Share and Preferred Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about August 22, 2012.

On what issue am I being asked to vote?

You are being asked to vote on one Proposal:

• To elect nominees to the position of Trustee for the terms specified. One of the nominees will be voted on solely by holders of Preferred Shares, and the remaining two nominees will be voted on by holders of the outstanding Common Shares and Preferred Shares voting together as a single class.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR  the election of each of the Trustee nominees for whom you are entitled to vote.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR  the election of the nominees for the Board.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

 THE PROPOSAL: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson, and John B. Wilson, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from

Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached as “Exhibit A” to the proxy statement for the 2011 Annual Shareholders’ Meeting.

Who are the nominees and current members of the Board of Trustees?

The Board is divided into three classes, each class typically having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Charles B. Johnson, J. Michael Luttig and Frank A. Olson have been nominated for three-year terms, set to expire at the 2015 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. All of the nominees are currently members of the Board and have been previously elected by shareholders, and Charles B. Johnson is an Interested Trustee. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, two of the Fund’s Trustees are to be elected solely by the holders of the outstanding Preferred Shares, and the remaining Trustees are to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class. This year Charles B. Johnson has been nominated to be elected by the holders of the outstanding Preferred Shares, and J. Michael Luttig and Frank A. Olson have been nominated to be elected by the holders of the outstanding Common Shares and Preferred Shares voting together as a single class.

The Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly traded company whose common shares are listed on the New York Stock Exchange (NYSE: BEN). As of June 30, 2012, Charles B. Johnson and Rupert H. Johnson, Jr. beneficially owned approximately 36,592,832 and 36,292,607 (approximately 17.2% and 17.1%), respectively, of the common shares of Resources.  The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by two private charitable foundations, of which he disclaims beneficial ownership.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.

Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named as proxies in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidences that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee's duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund's Board. As indicated, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; and Charles B. Johnson and Rupert H. Johnson, Jr. are high ranking executive officers of Franklin Templeton Investments.

Listed below, for each nominee and Trustee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.

Nominees for Independent Trustee to serve until the 2015 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906

Trustee

	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Nominee for Interested Trustee** to serve until the 2015 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2003	132	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Independent Trustees serving until the 2013 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132

Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Independent Trustees serving until the 2014 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906

Trustee

	Since 2007	107

ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and Transamerica Corporation (insurance company)(1989-1999) .

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly,  Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (since 2011); and formerly,  Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Trustee** serving until the 2014 Annual Shareholders’ Meeting:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003	50	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2:  Officer information is current as of the date of this report.  It is possible that after this date, information about officers may change.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more

Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member.

Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on June 30, 2012.

Independent Board Members

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight  times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers. The Fund’s Independent Trustees constitute the sole Independent Trustees of 27 registrants in the Franklin Templeton Investments fund complex, for which each Independent Trustee currently is paid a $247,000  annual retainer, together with a $7,000 per meeting fee for attendance at Board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s lead independent trustee is paid an annual supplemental retainer of $25,000 for service, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $50,000  per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings.

During the fiscal year ended March 31, 2012, there were eight meetings of the Board, three meetings of the Audit Committee, and one meeting of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. None of the Trustees attended the Fund’s last annual meeting held on September 22, 2011.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation From the Fund(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Director Serves(3)
Harris J. Ashton	$2,967	$468,000	41
Sam Ginn	2,967	288,000	27
Edith E. Holiday	2,967	503,000	41
J. Michael Luttig	2,976	488,000	41
Frank A. Olson	3,033	486,000	41
Larry D. Thompson	2,967	593,000	44
John B. Wilson	3,134	375,000	27

(1) Compensation received for the fiscal year ended March 31, 2012.

(2) Compensation received for the calendar year ended December 31, 2011.

(3) We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 149 U.S. based funds or series.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her recent professional experience, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly,  Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2003

Principal Occupation During at Least the Past 5 Years:

Please refer to the table “Nominee for Interested Trustee** to serve until the 2015 Annual Shareholders’ Meeting” for additional information about Mr. Charles B. Johnson.

Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003

Principal Occupation During at Least the Past 5 Years:

Please refer to the table “Interested Trustee** serving until the 2014 Annual Shareholders’ Meeting” for additional information about Mr. Rupert H. Johnson, Jr.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2003

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect wholly-owned subsidiary of Resources.

The Transfer Agent and Custodian. The transfer agent, registrar and dividend disbursement agent for the Common Shares, and shareholder servicing agent for the Preferred Shares, is Computershare, 480 Washington Boulevard, Jersey City, NJ 07310.

The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as custodian of the Fund’s securities and other assets and serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements, semi-annual report for the period ended September 30, 2011, and annual report for the fiscal year ended March 31, 2012, are available free of charge. To obtain a copy, please call (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of July 20, 2012, the Fund had         26,801,396 Common Shares, 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F outstanding, and total net assets of $371,937,348. The Fund’s Common Shares are listed on the NYSE Amex Equities (symbol: FTF). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of July 20, 2012, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding Common Shares or Preferred Shares, except as shown in the following tables:

Preferred Shares:

Name and Address	Amount and Nature of Beneficial Ownership[1]	Percent of Outstanding Preferred Shares
Citigroup Global Markets, Inc. 390 Greenwich Street 5th Floor New York, NY 10013	1,686	46.83%
Oppenheimer & Co. Inc. 125 Broad Street New York, NY 10004	644	17.88%
UBS Securities LLC 1285 Avenue of the Americas New York, NY 10019	632[2]	17.55%
Wells Fargo Advisors, LLC 1 North Jefferson St. Louis, MO 63103	464	12.88%

1.     Combined holdings of Series M, Series W and Series F Preferred Shares. The nature of beneficial ownership is shared voting and dispositive power.

2.     The nature of beneficial ownership is shared voting and dispositive power by

UBS AG, for the benefit and on behalf of UBS Securities LLC and UBS Financial

Services Inc., two wholly-owned subsidiaries of UBS AG, as reported on

Schedule 13G/A, filed with the SEC as of December 31, 2011.

Common Shares:

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Shares
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,190,036[1]	23.1%[2]

1.      The nature of beneficial ownership is shared voting and dispositive power, as reported on Schedule 13G/A, filed with the SEC as of December 31, 2011.

2.     As reported on Schedule 13G/A, filed with the SEC as of December 31, 2011.

In addition, to the knowledge of the Fund’s management, as of July 20, 2012, no Trustee of the Fund owned 1% or more of the outstanding Common Shares or Preferred Shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding Common Shares or Preferred Shares of the Fund.

Contacting the Board of Trustees.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403.  The correspondence will then be given to the Board for its review and consideration.

AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Luttig, Olson and Wilson (Chairman), all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by NYSE Amex Equities’ listing standards. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $52,360 for the fiscal year ended March 31, 2012 and $49,568 for the fiscal year ended March 31, 2011.

Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under “Audit Fees” above were $13,760 for the fiscal year ended March 31, 2012 and

$13,167 for the fiscal year ended March 31, 2011. The services for which fees were paid included attestation services.

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning (“tax services”) for the fiscal years ended March 31, 2012 and March 31, 2011.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended March 31, 2012, and $60,000 for the fiscal year ended March 31, 2011. The services for which these fees were paid included tax compliance and advice.

All Other Fees. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $136 for the fiscal year ended March 31, 2012, and $0 for the fiscal year ended March 31, 2011.  The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs were $0 for the fiscal year ended March 31, 2012, and $144,664 for the fiscal year ended March 31, 2011. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

The Fund’s Audit Committee is directly responsible for approving the services to be provided by the auditors, including:

     (i)  pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

     (iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under “Audit Fees” above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. The aggregate non-audit fees paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $88,760 for the fiscal year ended March 31, 2012, and $217,967 for the fiscal year ended March 31, 2011.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as “Exhibit A” to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with a representative of PwC the independence of PwC, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2012, for filing with the SEC.

AUDIT COMMITTEE

J. Michael Luttig

Frank A. Olson

John B. Wilson (Chairman)

ADDITIONAL INFORMATION ABOUT THE BOARD

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the Investment Manager's initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager's internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund's risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager's investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund's administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund's portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund's Audit Committee reviews valuation procedures and results with the Fund's independent auditors in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Fund's Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure. Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be "interested persons" by reason of their relationship with the Fund's management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers are permitted to vote on the

Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote – present in person or represented by proxy – constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention or withhold authority on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

Required Vote. Provided that a quorum is present, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.  All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees standing for election if they choose to do so.

Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting, or by the Chairman of the Board, the president of the Fund in the absence of the Chairman or certain other authorized officers. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held on or about September 19, 2013. Shareholder proposals to be presented at the next annual meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than April 24, 2013, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by April 24, 2013, as described above, may nonetheless present a proposal at the Fund’s 2013 Annual Meeting of Shareholders if such shareholder notifies the Fund of such proposal in writing at the Fund’s offices not earlier than April 19, 2013, and not later than May 22, 2013. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2013 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board for the 2013 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by July 8, 2013. A shareholder proposal may be presented at the 2013 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:

1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Fund.

2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, year of birth, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of the Fund which are beneficially owned by each such nominee; (iv) whether such shareholder believes each such nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act); (v) the written and signed consent of each such person to be nominated, to be named as a nominee and to serve as a Trustee if elected; and (vi) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had each such matter been proposed by the Board of Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By order of the Board of Trustees,

/s/ Karen L. Skidmore

Karen L. Skidmore

                      Vice President and Secretary

Dated: August 22, 2012

San Mateo, California

EXHIBIT A

AUDIT COMMITTEE CHARTER

I.      The Committee.

The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).  The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N‑CSR (“Disinterested Board members”).  Members shall be financially literate.  At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N‑CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.    Purposes of the Committee.

The function of the Audit Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund.  It is management's responsibility to maintain appropriate systems for accounting and internal controls.  It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

Consistent with such allocation of functions, the purposes of the Committee are:

a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

c) To act as a liaison between the auditors and the Board; and

d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

III.  Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

                i.     pre-approval of all audit and audit related services;

              ii.     pre-approval of all non-audit related services to be provided to the Fund by the auditors;

            iii.     pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

              iv.     establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre‑approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto, and (iv) to review the form of opinion the auditors propose to render.

d) To receive and consider reports from the auditors:

(i) as required by generally accepted accounting standards; and

(ii) annually and by update as required by SEC Regulation S‑X, regarding:  (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S‑X, that were not pre‑approved by the Committee pursuant to SEC Regulation S‑X.

e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

f) To investigate improprieties or suspected improprieties in Fund operations.

g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non‑audit services is compatible with maintaining the auditor's independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer -Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

IV.    Other Functions and Procedures of the Committee.

a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions.  The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c) above; and (ii) management's internal audit department to review and discuss internal audit functions and reports.  The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

g) The Chair of the Committee shall meet periodically on an informal basis with the Chairpersons of the Audit Committees of other Funds within the Franklin/Templeton/Mutual Series complex to share information and discuss items of mutual interest and shall report back to the Committee on any issues of substance discussed at such periodic meetings.  In addition, the Committee shall meet jointly with Audit Committees of other Funds within the Franklin/Templeton/Mutual Series complex as may be appropriate to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

     The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund’s annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 20, 2012

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at

www.proxyonline.us/docs/ftf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

FOLD AND DETACH HERE

Annual Meeting Proxy Card

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,                                                     Please mark your votes as   [X]

WILL BE VOTED “FOR” THE PROPOSAL.                                                                                                                               indicated in this example.

The Board of Trustees recommends a vote FOR  the below Proposal.

A.   Election of Trustees

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

1.        Proposal: Election of Three Nominees for Trustee by Holders of Preferred Shares.

         *The holders of common shares may not vote for this nominee.

                                                                          For        Withhold

01 – J. Michael Luttig                                           [   ]              [   ]

02 – Charles B. Johnson*                        [   ]              [   ]                                    Mark here if you plan to attend the Meeting.  [  ]

03–  Frank A. Olson                             [   ]              [   ]

                                                                                                                                                                                               Mark Here for Address  [  ]

                                                                                                                                                                                                                       Change or Comments.

B.  Authorized Signatures – Sign Here - This section must be completed for your instructions to be executed.

Note: Please sign exactly as your name appears on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly,

any one holder must sign.

Signature(s): ______________________________________________________________________________          Dated: _________________, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 20, 2012

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at

www.proxyonline.us/docs/ftf.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

FOLD AND DETACH HERE

Annual Meeting Proxy Card

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED,                                                     Please mark your votes as   [X]

WILL BE VOTED “FOR” THE PROPOSAL.                                                                                                                               indicated in this example.

The Board of Trustees recommends a vote FOR  the below Proposal.

A.   Election of Trustees

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

2.        Proposal: Election of Two Nominees for Trustee by Holders of Common Shares.

                                                                          For        Withhold

01 – J. Michael Luttig                                           [   ]              [   ]

02 – Frank A. Olson                            [   ]              [   ]                                     Mark here if you plan to attend the Meeting.  [  ]

                                                                                                                                                                                               Mark Here for Address  [  ]

                                                                                                                                                                                                                       Change or Comments.

C.  Authorized Signatures – Sign Here - This section must be completed for your instructions to be executed.

Note: Please sign exactly as your name appears on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly,

any one holder must sign.

Signature(s): ______________________________________________________________________________          Dated: _________________, 2012

FOLD AND DETACH HERE

PROXY - FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

ANNUAL SHAREHOLDERS’ MEETING - SEPTEMBER 20, 2012

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby revokes all previous proxies for his or her shares of Franklin Templeton Limited Duration Income Trust (the “Fund”) and appoints Craig S. Tyle, Karen L. Skidmore and Alison Baur, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 20, 2012, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy.  It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.  Management is not aware of any such matters.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person.  This will save the expense of follow-up letters to shareholders who have not responded.

                                                                                                                BNY MELLON SHAREOWNER SERVICES

                                                P.O. BOX 3550

                                                SOUTH HACKENSACK, NJ  07606-9250

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

FOLD AND DETACH HERE

PROXY - FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

ANNUAL SHAREHOLDERS’ MEETING - SEPTEMBER 20, 2012

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby revokes all previous proxies for his or her shares of Franklin Templeton Limited Duration Income Trust (the “Fund”) and appoints Craig S. Tyle, Karen L. Skidmore and  Alison Baur, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Shareholders’ Meeting (the “Meeting”) to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403-1906 at 2:00 p.m., Pacific time, on September 20, 2012, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy.  It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of nominees for Trustee for the terms specified in the proxy statement.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.  Management is not aware of any such matters.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly whether or not you plan to attend the meeting in person.  This will save the expense of follow-up letters to shareholders who have not responded.

                                                                                                                BNY MELLON SHAREOWNER SERVICES

                                                P.O. BOX 3550

                                                SOUTH HACKENSACK, NJ  07606-9250

CONTINUED AND TO BE SIGNED ON REVERSE SIDE